Exhibit 99.1

NEWS RELEASE

Contacts:

Cindy Resman	Jeff Warren
Public Relations	Investor Relations
+1-763-505-0291	+1-763-505-2696
MEDTRONIC REPORTS SECOND QUARTER EARNINGS

•	Revenue of $4.2 Billion Grew 3.3% on a Constant Currency Basis; 2.4% as Reported

•	Non-GAAP Diluted EPS of $0.91; GAAP Diluted EPS of $0.89

•	Free Cash Flow of $0.9 Billion; GAAP Cash Flow from Operations of $1.0 Billion
MINNEAPOLIS – Nov. 19, 2013 – Medtronic, Inc. (NYSE: MDT) today announced financial results for its second quarter of fiscal year 2014, which ended October 25, 2013.

The Company reported worldwide second quarter revenue of $4.194 billion, compared to the $4.095 billion reported in the second quarter of fiscal year 2013, an increase of 3.3 percent on a constant currency basis after adjusting for a $38 million negative foreign currency impact or 2.4 percent as reported. As reported, second quarter net earnings were $902 million, or $0.89 per diluted share, an increase of 40 percent and 41 percent, respectively, over the same period in the prior year.  Second quarter net earnings and diluted earnings per share on a non-GAAP basis were $919 million and $0.91, an increase of 2 percent and 3 percent, respectively, over the same period in the prior year.

Second quarter international revenue of $1.867 billion increased 5 percent on a constant currency basis or 3 percent as reported. International sales accounted for 45 percent of Medtronic’s worldwide revenue in the quarter. Emerging market revenue of $513 million increased 13 percent on a constant currency basis or 11 percent as reported and represented 12 percent of Company revenue.

“Our second quarter revenue growth was in-line with our outlook for the year, and we are performing at or better than the market in almost every one of our business lines,” said Omar Ishrak, Medtronic chairman and chief executive officer. “This quarter also represented another quarter where our overall organization delivered consistent, dependable growth, with strong performances in some areas offsetting challenges in other parts of our business.”

Cardiac and Vascular Group
The Cardiac and Vascular Group includes the Cardiac Rhythm Disease Management (CRDM), Coronary, Structural Heart, and Endovascular businesses.  The Group had worldwide sales in the quarter of $2.199 billion, representing an increase of 4 percent on a constant currency basis or 3 percent as reported.  Group revenue performance was driven by growth across all businesses. Group international sales of $1.195 billion increased 5 percent on a constant currency basis or 2 percent as reported.

CRDM revenue of $1.273 billion grew 5 percent on a constant currency basis or 4 percent as reported.  Second quarter revenue from Implantable Cardioverter Defibrillators (ICDs) was $713 million, an increase of 4 percent on a constant currency basis in a market that continues to show a trend toward stabilization. Pacing revenue was $477 million, an increase of 2 percent on a constant currency basis. CRDM delivered improved performance, and its markets reflect continued stability.

Coronary revenue of $427 million grew 1 percent on a constant currency basis or flat as reported. Sales of drug-eluting stents increased 8 percent on a constant currency basis, driven by continued worldwide share gains of the Resolute® Integrity® drug-eluting stent.

Structural Heart revenue of $281 million grew 4 percent on both a constant currency and an as reported basis. Growth was driven by global strength of the CoreValve® transcatheter aortic heart valve. Data from the CoreValve® U.S. pivotal trial for extreme risk patients were presented recently at the Transcatheter Cardiovascular Therapeutics (TCT) meeting, and the U.S. Food and Drug Administration (FDA) decided it will conduct separate reviews for the extreme and high risk studies, and it also determined that no panel review is necessary for extreme risk approval. Given these developments, the Company expects U.S. approval of CoreValve® for extreme risk patients by the end of fiscal year 2014.

Endovascular revenue of $218 million grew 5 percent on a constant currency basis or 4 percent as reported. Growth was driven by strong performance in both the Aortic and Peripheral businesses. The business continued to see strong global acceptance of the Endurant® II aortic abdominal stent graft.

Restorative Therapies Group
The Restorative Therapies Group includes the Spine, Neuromodulation and Surgical Technologies businesses. The Group had worldwide sales in the quarter of $1.602 billion, representing an increase of 2 percent on a constant currency basis or 1 percent as reported. Group revenue was driven by growth in Surgical Technologies and Neuromodulation, partially offset by declines in Spine. Group international sales of $508 million increased 7 percent on a constant currency basis or 4 percent as reported.

Spine revenue of $746 million declined 3 percent on a constant currency basis or 5 percent as reported. Core Spine revenue of $636 million decreased 1 percent on a constant currency basis. The Thoracolumbar, Cervical, and Other Biologic product lines all grew this quarter, both globally and in the U.S., driven by procedural innovation and new technologies. This was offset by declines in Balloon Kyphoplasty and Interbody devices. BMP revenue of $110 million declined 17 percent on a constant currency basis.

Surgical Technologies revenue of $377 million grew 11 percent on a constant currency basis or 10 percent as reported.  Revenue growth was broad-based across all three businesses: ENT, Neurosurgery, and Advanced Energy. Revenue growth was driven by sales of Fusion™ image-guided surgery systems, upgrades of the StealthStation® S7® surgical navigation systems, Aquamantys® Transcollation®, and PEAK PlasmaBlade® technologies.

Neuromodulation revenue of $479 million increased 6 percent on both a constant currency and an as reported basis.  Growth was driven by strong performance from Activa® deep brain stimulation systems, as well as the launch of the RestoreSensor® SureScan® MRI spinal cord stimulator in the United States.

Diabetes Group
Diabetes revenue of $393 million grew 3 percent on a constant currency basis or 4 percent as reported.  Late in the quarter, the group launched the MiniMed® 530G insulin pump with Enlite® CGM sensor in the United States, a breakthrough, first-generation artificial pancreas system with threshold suspend automation for people with diabetes.

Revenue Outlook and Earnings per Share Guidance
The Company reiterated its revenue outlook and diluted earnings per share (EPS) guidance for fiscal year 2014. In fiscal year 2014, the Company continues to expect full-year revenue growth in the range of 3 to 4 percent on a constant currency basis, and diluted EPS in the range of $3.80 to $3.85, which implies annual diluted non-GAAP EPS growth in the range of 6 to 8 percent after adjusting for certain items.

“As we look ahead, we are on the verge of bringing a number of new therapies to market over the coming quarters,” said Ishrak. “Innovative therapies have fueled growth in our industry for decades and will remain a central element to our success. However, to realize the full potential of medical technology, we will need to continue the work we have started to expand our capabilities and offerings, to improve the value of these offerings to various healthcare system stakeholders, and to localize these offerings to individual markets around the globe, thereby transforming ourselves from being primarily a device provider today into the premier global medical technology solutions partner of tomorrow.”

Webcast Information
Medtronic will host a webcast today, Nov. 19, at 8 a.m. EST (7 a.m. CST), to provide information about its businesses for the public, analysts, and news media.  This quarterly webcast can be accessed by clicking on the Investors link on the Medtronic home page at www.medtronic.com and this earnings release will be archived at newsroom.medtronic.com. Within 24 hours, a replay of the webcast and a transcript of the Company's prepared remarks will be available in the “Events & Presentations” section of the Investors portion of the Medtronic website.

Financial Schedules
To view the second quarter financial schedules, click here or visit newsroom.medtronic.com.

About Medtronic
Medtronic, Inc., headquartered in Minneapolis is the global leader in medical technology - alleviating pain, restoring health, and extending life for millions of people around the world.

This press release contains forward-looking statements related to product growth drivers, market position, timing for regulatory approvals, strategies for growth, and Medtronic’s future results of operations, which are subject to risks and uncertainties, such as competitive factors, difficulties and delays inherent in the development, manufacturing, marketing and sale of medical products, delays in the FDA approval process, government regulation and general economic conditions and other risks and uncertainties described in Medtronic’s periodic reports on file with the Securities and Exchange Commission.  Actual results may differ materially from anticipated results.  Medtronic does not undertake to update its forward-looking statements.

Earnings per share guidance excludes adjustments relating to the fair value of contingent consideration payments, charitable donations to the Medtronic Foundation, restructuring charges, certain litigation charges, and any unusual charges or gains that might occur during the fiscal year. The guidance provided only reflects information available to Medtronic at this time.

Unless otherwise noted, all comparisons made in this news release are on an “as reported basis” and not on a constant currency basis. References to quarterly figures increasing or decreasing are in comparison to the second quarter of fiscal year 2013.

-end-

MEDTRONIC, INC.
WORLD WIDE REVENUE
(Unaudited)

	FY13	FY13	FY13	FY13	FY13	FY14	FY14	FY14	FY14	FY14
($ millions)	QTR 1	QTR 2	QTR 3	QTR 4	Total	QTR 1	QTR 2	QTR 3	QTR 4	Total
REPORTED REVENUE :
CARDIAC RHYTHM DISEASE MANAGEMENT	$1,193	$1,227	$1,171	$1,332	$4,922	$1,193	$1,273	$—	$—	$2,466
Defibrillation Systems	675	689	654	755	2,773	655	713	—	—	1,369
Pacing Systems	463	480	459	505	1,906	474	477	—	—	950
AF & Other	55	58	58	72	243	64	83	—	—	147
CORONARY	$433	$429	$445	$465	$1,773	$435	$427	$—	$—	$862
STRUCTURAL HEART	$280	$271	$272	$310	$1,133	$313	$281	$—	$—	$594
ENDOVASCULAR	$209	$210	$212	$235	$867	$219	$218	$—	$—	$437
CARDIAC & VASCULAR GROUP	$2,115	$2,137	$2,100	$2,342	$8,695	$2,160	$2,199	$—	$—	$4,359
SPINE	$786	$782	$753	$811	$3,131	$765	$746	$—	$—	$1,511
Core Spine	645	649	639	671	2,603	641	636	—	—	1,277
BMP	141	133	114	140	528	124	110	—	—	234
NEUROMODULATION	$419	$454	$447	$492	$1,812	$428	$479	$—	$—	$907
SURGICAL TECHNOLOGIES	$324	$344	$350	$407	$1,426	$361	$377	$—	$—	$738
RESTORATIVE THERAPIES GROUP	$1,529	$1,580	$1,550	$1,710	$6,369	$1,554	$1,602	$—	$—	$3,156
DIABETES GROUP	$364	$378	$377	$407	$1,526	$369	$393	$—	$—	$762
TOTAL	$4,008	$4,095	$4,027	$4,459	$16,590	$4,083	$4,194	$—	$—	$8,277
ADJUSTMENTS :
CURRENCY IMPACT (1)						$(55)	$(38)	$—	$—	$(93)
COMPARABLE OPERATIONS (1)	$4,008	$4,095	$4,027	$4,459	$16,590	$4,138	$4,232	$—	$—	$8,370

(1)
Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP.

Note: The data in this schedule has been intentionally rounded to the nearest million and therefore the quarterly revenue may not sum to the fiscal year to date revenue.

MEDTRONIC, INC.
U.S. REVENUE
(Unaudited)

	FY13	FY13	FY13	FY13	FY13	FY14	FY14	FY14	FY14	FY14
($ millions)	QTR 1	QTR 2	QTR 3	QTR 4	Total	QTR 1	QTR 2	QTR 3	QTR 4	Total
REPORTED REVENUE :
CARDIAC RHYTHM DISEASE MANAGEMENT	$623	$645	$595	$653	$2,517	$603	$676	$—	$—	$1,279
Defibrillation Systems	399	411	383	425	1,618	383	427	—	—	810
Pacing Systems	196	202	182	193	774	186	200	—	—	386
AF & Other	28	32	30	35	125	34	49	—	—	83
CORONARY	$144	$139	$134	$146	$563	$141	$139	$—	$—	$281
STRUCTURAL HEART	$102	$102	$96	$110	$410	$102	$106	$—	$—	$208
ENDOVASCULAR	$81	$83	$77	$89	$329	$80	$83	$—	$—	$164
CARDIAC & VASCULAR GROUP	$950	$969	$902	$998	$3,819	$926	$1,004	$—	$—	$1,932
SPINE	$558	$549	$522	$559	$2,190	$536	$517	$—	$—	$1,051
Core Spine	430	430	422	437	1,722	426	421	—	—	846
BMP	128	119	100	122	468	110	96	—	—	205
NEUROMODULATION	$295	$324	$309	$332	$1,259	$293	$337	$—	$—	$630
SURGICAL TECHNOLOGIES	$209	$218	$215	$249	$891	$233	$240	$—	$—	$474
RESTORATIVE THERAPIES GROUP	$1,062	$1,091	$1,046	$1,140	$4,340	$1,062	$1,094	$—	$—	$2,155
DIABETES GROUP	$215	$229	$223	$234	$900	$208	$229	$—	$—	$436
TOTAL	$2,227	$2,289	$2,171	$2,372	$9,059	$2,196	$2,327	$—	$—	$4,523
ADJUSTMENTS :
CURRENCY IMPACT						$—	$—	$—	$—	$—
COMPARABLE OPERATIONS	$2,227	$2,289	$2,171	$2,372	$9,059	$2,196	$2,327	$—	$—	$4,523
Note: The data in this schedule has been intentionally rounded to the nearest million and therefore the quarterly revenue may not sum to the fiscal year to date revenue.

MEDTRONIC, INC.
INTERNATIONAL REVENUE
(Unaudited)

	FY13	FY13	FY13	FY13	FY13	FY14	FY14	FY14	FY14	FY14
($ millions)	QTR 1	QTR 2	QTR 3	QTR 4	Total	QTR 1	QTR 2	QTR 3	QTR 4	Total
REPORTED REVENUE :
CARDIAC RHYTHM DISEASE MANAGEMENT	$570	$582	$576	$679	$2,405	$590	$597	$—	$—	$1,187
Defibrillation Systems	276	278	271	330	1,155	272	286	—	—	559
Pacing Systems	267	278	277	312	1,132	288	277	—	—	564
AF & Other	27	26	28	37	118	30	34	—	—	64
CORONARY	$289	$290	$311	$319	$1,210	$294	$288	$—	$—	$581
STRUCTURAL HEART	$178	$169	$176	$200	$723	$211	$175	$—	$—	$386
ENDOVASCULAR	$128	$127	$135	$146	$538	$139	$135	$—	$—	$273
CARDIAC & VASCULAR GROUP	$1,165	$1,168	$1,198	$1,344	$4,876	$1,234	$1,195	$—	$—	$2,427
SPINE	$228	$233	$231	$252	$941	$229	$229	$—	$—	$460
Core Spine	215	219	217	234	881	215	215	—	—	431
BMP	13	14	14	18	60	14	14	—	—	29
NEUROMODULATION	$124	$130	$138	$160	$553	$135	$142	$—	$—	$277
SURGICAL TECHNOLOGIES	$115	$126	$135	$158	$535	$128	$137	$—	$—	$264
RESTORATIVE THERAPIES GROUP	$467	$489	$504	$570	$2,029	$492	$508	$—	$—	$1,001
DIABETES GROUP	$149	$149	$154	$173	$626	$161	$164	$—	$—	$326
TOTAL	$1,781	$1,806	$1,856	$2,087	$7,531	$1,887	$1,867	$—	$—	$3,754
ADJUSTMENTS :
CURRENCY IMPACT (1)						$(55)	$(38)	$—	$—	$(93)
COMPARABLE OPERATIONS (1)	$1,781	$1,806	$1,856	$2,087	$7,531	$1,942	$1,905	$—	$—	$3,847

(1)
Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP.

Note: The data in this schedule has been intentionally rounded to the nearest million and therefore the quarterly revenue may not sum to the fiscal year to date revenue.

MEDTRONIC, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
(Unaudited)

	Three months ended		Six months ended
	October 25, 2013	October 26, 2012	October 25, 2013	October 26, 2012
	(in millions, except per share data)
Net sales	$4,194	$4,095	$8,277	$8,103

Costs and expenses:
Cost of products sold	1,090	1,020	2,112	1,993
Research and development expense	372	387	732	772
Selling, general, and administrative expense	1,438	1,417	2,854	2,822
Special charges	—	—	40	—
Restructuring charges	—	—	18	—
Certain litigation charges, net	24	245	24	245
Acquisition-related items	—	6	(96)	11
Amortization of intangible assets	88	79	174	159
Other expense, net	33	63	77	102
Interest expense, net	33	24	73	57
Total costs and expenses	3,078	3,241	6,008	6,161

Earnings before income taxes	1,116	854	2,269	1,942

Provision for income taxes	214	208	414	432

Net earnings	$902	$646	$1,855	$1,510

Basic earnings per share	$0.90	$0.63	$1.85	$1.47

Diluted earnings per share	$0.89	$0.63	$1.83	$1.46

Basic weighted average shares outstanding	998.9	1,019.4	1,004.5	1,024.4
Diluted weighted average shares outstanding	1,009.4	1,027.8	1,015.5	1,032.2

Cash dividends declared per common share	$0.2800	$0.2600	$0.5600	$0.5200

MEDTRONIC, INC.
RECONCILIATION OF CONSOLIDATED GAAP NET EARNINGS
TO CONSOLIDATED NON-GAAP NET EARNINGS
(Unaudited)
(in millions, except per share data)

	Three months ended
	October 25, 2013		October 26, 2012		Percentage Change
Net earnings, as reported	$902		$646		40%
Certain litigation charges, net	17	(a)	235	(c)
Acquisition-related items	—	(b)	6	(b)
Impact of authoritative convertible debt guidance on interest expense, net	—		15	(d)
Non-GAAP net earnings	$919		$902		2%
MEDTRONIC, INC.
RECONCILIATION OF CONSOLIDATED GAAP DILUTED EPS
TO CONSOLIDATED NON-GAAP DILUTED EPS
(Unaudited)

	Three months ended
	October 25, 2013		October 26, 2012		Percentage Change
Diluted EPS, as reported	$0.89		$0.63		41%
Certain litigation charges, net	0.02	(a)	0.23	(c)
Acquisition-related items	—	(b)	0.01	(b)
Impact of authoritative convertible debt guidance on interest expense, net	—		0.01	(d)
Non-GAAP diluted EPS	$0.91		$0.88		3%

(a)
The $17 million ($0.02 per share) after-tax ($24 million pre-tax) certain litigation charges, net relates to accounting charges for patent and Other Matters litigation. In addition to disclosing certain litigation charges, net that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these certain litigation charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these certain litigation charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

(b)
The $6 million ($0.01 per share) after-tax ($6 million pre-tax) acquisition-related items for the three months ended October 26, 2012 includes $3 million after-tax ($3 million pre-tax) of acquisition-related costs from the November 2012 acquisition of China Kanghui Holdings, a $5 million after-tax ($5 million pre-tax) net charge for an adjustment of transaction costs related to the divestiture of the Physio-Control business that occurred in the fourth quarter of fiscal year 2012, and $2 million after-tax ($2 million pre-tax) net income related to the change in fair value of contingent consideration payments associated with acquisitions subsequent to April 29, 2009. Acquisition-related items for the three months ended October 25, 2013 were less than $1 million. In addition to disclosing acquisition-related items that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these acquisition-related items. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these acquisition-related items when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S.

GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

(c)
The $235 million ($0.23 per share) after-tax ($245 million pre-tax) certain litigation charges, net relates to an accounting charge for probable and reasonably estimable patent litigation with Edwards Lifesciences, Inc. In addition to disclosing certain litigation charges, net that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these certain litigation charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these certain litigation charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

(d)
The Financial Accounting Standards Board (FASB) authoritative guidance for convertible debt accounting resulted in an after-tax impact to net earnings of $15 million ($0.01 per share). The pre-tax impact to interest expense, net was $23 million. This convertible debt matured in April 2013. In addition to disclosing the financial statement impact of this authoritative guidance that is determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding this authoritative guidance. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates the impact of this authoritative guidance when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

MEDTRONIC, INC.
RECONCILIATION OF CONSOLIDATED GAAP NET EARNINGS
TO CONSOLIDATED NON-GAAP NET EARNINGS
(Unaudited)
(in millions, except per share data)

	Six months ended
	October 25, 2013		October 26, 2012		Percentage Change
Net earnings, as reported	$1,855		$1,510		23%
Special charges	26	(a)	—
Restructuring charges	15	(b)	—
Certain litigation charges, net	17	(c)	235	(e)
Acquisition-related items	(96)	(d)	11	(f)
Impact of authoritative convertible debt guidance on interest expense, net	—		29	(g)
Non-GAAP net earnings	$1,817		$1,785		2%

MEDTRONIC, INC.
RECONCILIATION OF CONSOLIDATED GAAP DILUTED EPS
TO CONSOLIDATED NON-GAAP DILUTED EPS
(Unaudited)

	Six months ended (2)
	October 25, 2013		October 26, 2012		Percentage Change
Diluted EPS, as reported	$1.83		$1.46		25%
Special charges	0.03	(a)	—
Restructuring charges	0.01	(b)	—
Certain litigation charges, net	0.02	(c)	0.23	(e)
Acquisition-related items	(0.09)	(d)	0.01	(f)
Impact of authoritative convertible debt guidance on interest expense, net	—		0.03	(g)
Non-GAAP diluted EPS	$1.79	(1)	$1.73		3%

(1)	The data in this schedule has been intentionally rounded to the nearest $0.01, and therefore, may not sum.

(2)	The data in this schedule has been intentionally rounded, and therefore, the first and second quarter data may not sum to the fiscal year to date totals.

(a)
The $26 million ($0.03 per share) special charge represents an after-tax charitable cash donation ($40 million pre-tax) made to the Medtronic Foundation. In addition to disclosing special charges that are determined in accordance with U.S. generally accepted accounting principles (U.S. GAAP), Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding this special charge. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates this special charge when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

(b)
The $15 million ($0.01 per share) after-tax ($18 million pre-tax) restructuring charge was a continuation of our fourth quarter fiscal year 2013 restructuring initiative and consisted primarily of contract termination fees. In addition to disclosing restructuring charges that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding this restructuring charge. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates this restructuring charge when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

(c)
The $17 million ($0.02 per share) after-tax ($24 million pre-tax) certain litigation charges, net relates to accounting charges for patent and Other Matters litigation. In addition to disclosing certain litigation charges, net that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these certain litigation charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these certain litigation charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

(d)
The $96 million ($0.09 per share) after-tax ($96 million pre-tax) of net income related to acquisition-related items primarily includes income related to the change in fair value of contingent consideration payments associated with acquisitions subsequent to April 29, 2009. The change in fair value of contingent consideration payments is primarily related to adjustments in Ardian contingent consideration, which are based on annual revenue growth through fiscal year 2015, due to slower commercial ramp in Europe and extended U.S. regulatory process. In addition to disclosing acquisition-related items that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these acquisition-related items. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these acquisition-related items when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

(e)
The $235 million ($0.23 per share) after-tax ($245 million pre-tax) certain litigation charges, net relates to an accounting charge for probable and reasonably estimable patent litigation with Edwards Lifesciences, Inc. In addition to disclosing certain litigation charges, net that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these certain litigation charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these certain litigation charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

(f)
The $11 million ($0.01 per share) after-tax ($11 million pre-tax) acquisition-related items includes $3 million after-tax ($3 million pre-tax) of acquisition-related costs from the November 2012 acquisition of China Kanghui Holdings, a $5 million after-tax ($5 million pre-tax) net charge for an adjustment of transaction costs related to the divestiture of the Physio-Control business that occurred in the fourth quarter of fiscal year 2012, and a $3 million after-tax ($3 million pre-tax) net charge related to the change in fair value of contingent consideration payments associated with acquisitions subsequent to April 29, 2009. In addition to disclosing acquisition-related items that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these acquisition-related items. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these acquisition-related items when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

(g)
The Financial Accounting Standards Board (FASB) authoritative guidance for convertible debt accounting resulted in an after-tax impact to net earnings of $29 million ($0.03 per share). The pre-tax impact to interest expense, net was $46 million. This convertible debt matured in April 2013. In addition to disclosing the financial statement impact of this authoritative guidance that is determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding this authoritative guidance. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates the impact of this authoritative guidance when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

MEDTRONIC, INC.
COMPONENTS OF GROSS MARGIN FOR THE THREE MONTHS ENDED OCTOBER 25, 2013
(Unaudited)
(in millions)

Gross margin percentage as reported		74.0%
Incremental components within, and impact on, gross margin as reported include:
Scrap and obsolescence relating to new product launches	$9	0.2%
Warning letter related costs	15	0.4%
Foreign currency impact	28	0.5%

MEDTRONIC, INC.
RECONCILIATION OF WORLDWIDE REVENUE GROWTH TO CONSTANT CURRENCY GROWTH
(Unaudited)
(in millions)

	Three months ended			Currency Impact		Constant
	October 25,	October 26,	Reported	on Growth (a)		Currency
	2013	2012	Growth	Dollar	Percentage	Growth (a)
Reported Revenue:
Defibrillation Systems	$713	$689	3%	$(2)	(1)%	4%
Pacing Systems	477	480	(1)	(12)	(3)	2
AF & Other	83	58	43	—	—	43
Cardiac Rhythm Disease Management	1,273	1,227	4	(14)	(1)	5
Coronary	427	429	—	(8)	(1)	1
Structural Heart	281	271	4	(1)	—	4
Endovascular	218	210	4	(3)	(1)	5
Cardiac & Vascular Group	2,199	2,137	3	(26)	(1)	4
Core Spine	636	649	(2)	(9)	(1)	(1)
BMP	110	133	(17)	—	—	(17)
Spine	746	782	(5)	(9)	(2)	(3)
Neuromodulation	479	454	6	—	—	6
Surgical Technologies	377	344	10	(5)	(1)	11
Restorative Therapies Group	1,602	1,580	1	(14)	(1)	2
Diabetes Group	393	378	4	2	1	3
Total	$4,194	$4,095	2.4%	$(38)	(1)%	3.3%

(a)
Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP.

MEDTRONIC, INC.
RECONCILIATION OF INTERNATIONAL REVENUE GROWTH TO CONSTANT CURRENCY GROWTH
(Unaudited)
(in millions)

	Three months ended			Currency Impact		Constant
	October 25,	October 26,	Reported	on Growth (a)		Currency
	2013	2012	Growth	Dollar	Percentage	Growth (a)
Reported Revenue:
Defibrillation Systems	$286	$278	3%	$(2)	(1)%	4%
Pacing Systems	277	278	—	(12)	(4)	4
AF & Other	34	26	31	—	—	31
Cardiac Rhythm Disease Management	597	582	3	(14)	(2)	5
Coronary	288	290	(1)	(8)	(3)	2
Structural Heart	175	169	4	(1)	—	4
Endovascular	135	127	6	(3)	(3)	9
Cardiac & Vascular Group	1,195	1,168	2	(26)	(3)	5
Core Spine	215	219	(2)	(9)	(4)	2
BMP	14	14	—	—	—	—
Spine	229	233	(2)	(9)	(4)	2
Neuromodulation	142	130	9	—	—	9
Surgical Technologies	137	126	9	(5)	(4)	13
Restorative Therapies Group	508	489	4	(14)	(3)	7
Diabetes Group	164	149	10	2	1	9
Total	$1,867	$1,806	3%	$(38)	(2)%	5%

(a)
Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP.

MEDTRONIC, INC.
RECONCILIATION OF EMERGING MARKET REVENUE GROWTH TO CONSTANT CURRENCY GROWTH
(Unaudited)
(in millions)

	Three months ended			Currency Impact		Constant
	October 25,	October 26,	Reported	on Growth (a)		Currency
	2013	2012	Growth	Dollar	Percentage	Growth (a)
Emerging Market Revenue (b)	$513	$464	11%	$(9)	(2)%	13%

(a)
Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP.

(b)
Emerging Market Revenue includes revenues from Asia Pacific (except Australia, Japan, Korea, and New Zealand), Central and Eastern Europe, Greater China, Latin America, the Middle East and Africa, and South Asia.

MEDTRONIC, INC.
RECONCILIATION OF OPERATING CASH FLOW TO FREE CASH FLOW
(Unaudited)
(in millions)

	Six months ended	Three months ended	Three months ended
	October 25,	July 26,	October 25,
	2013	2013	2013
Net cash provided by operating activities	$2,019	$983	$1,036
Additions to property, plant, and equipment	(196)	(78)	(118)
Free cash flow (a)	$1,823	$905	$918

(a)
Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider free cash flow. In addition, Medtronic management uses free cash flow to evaluate operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. Medtronic calculates free cash flow by subtracting property, plant, and equipment additions from operating cash flows.

MEDTRONIC, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	October 25, 2013	April 26, 2013
	(in millions, except per share data)
ASSETS

Current assets:
Cash and cash equivalents	$1,066	$919
Investments	11,518	10,211
Accounts receivable, less allowances of $110 and $98, respectively	3,792	3,727
Inventories	1,825	1,712
Tax assets	602	539
Prepaid expenses and other current assets	680	744

Total current assets	19,483	17,852

Property, plant, and equipment	6,323	6,152
Accumulated depreciation	(3,875)	(3,662)

Property, plant, and equipment, net	2,448	2,490

Goodwill	10,464	10,329
Other intangible assets, net	2,608	2,673
Long-term tax assets	228	232
Other assets	1,237	1,324

Total assets	$36,468	$34,900

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Short-term borrowings	$2,647	$910
Accounts payable	620	681
Accrued compensation	773	1,011
Accrued income taxes	202	88
Deferred tax liabilities	16	16
Other accrued expenses	1,238	1,244

Total current liabilities	5,496	3,950

Long-term debt	9,637	9,741
Long-term accrued compensation and retirement benefits	794	752
Long-term accrued income taxes	1,211	1,168
Long-term deferred tax liabilities	355	340
Other long-term liabilities	231	278

Total liabilities	17,724	16,229

Commitments and contingencies

Shareholders’ equity:

Preferred stock— par value $1.00	—	—
Common stock— par value $0.10	100	102
Retained earnings	19,211	19,061
Accumulated other comprehensive loss	(567)	(492)

Total shareholders’ equity	18,744	18,671

Total liabilities and shareholders’ equity	$36,468	$34,900

MEDTRONIC, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six months ended
	October 25, 2013	October 26, 2012
(in millions)
Operating Activities:
Net earnings	$1,855	$1,510
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	421	396
Amortization of debt discount and issuance costs	4	46
Acquisition-related items	(96)	3
Provision for doubtful accounts	24	26
Deferred income taxes	(19)	52
Stock-based compensation	75	85
Other, net	(12)	—
Change in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable, net	(16)	123
Inventories	(111)	(71)
Accounts payable and accrued liabilities	(540)	(126)
Other operating assets and liabilities	413	28
Certain litigation charges, net	24	245
Certain litigation payments	(3)	(91)
Net cash provided by operating activities	2,019	2,226
Investing Activities:
Acquisitions, net of cash acquired	(210)	(23)
Additions to property, plant, and equipment	(196)	(211)
Purchases of investments	(5,719)	(6,642)
Sales and maturities of investments	4,291	5,955
Other investing activities, net	(18)	(6)
Net cash used in investing activities	(1,852)	(927)
Financing Activities:
Acquisition-related contingent consideration	(1)	(15)
Change in short-term borrowings, net	1,546	(525)
Repayment of short-term borrowings (maturities greater than 90 days)	(125)	(650)
Proceeds from short-term borrowings (maturities greater than 90 days)	310	1,950
Payments on long-term debt	(6)	(8)
Dividends to shareholders	(560)	(533)
Issuance of common stock	817	103
Repurchase of common stock	(2,053)	(1,084)
Other financing activities	13	—
Net cash used in financing activities	(59)	(762)
Effect of exchange rate changes on cash and cash equivalents	39	(25)
Net change in cash and cash equivalents	147	512
Cash and cash equivalents at beginning of period	919	1,172
Cash and cash equivalents at end of period	$1,066	$1,684
Supplemental Cash Flow Information
Cash paid for:
Income taxes	$225	$364
Interest	197	164